UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

Eagle Point Income Company Inc.

(Exact name of Registrant as specified in its charter)

Delaware	811-23384	83-2197405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Suite 202, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 340-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EIC	New York Stock Exchange
5.00% Series A Term Preferred Stock due 2026	EICA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Management’s unaudited estimate of the range of the net asset value per share of our common stock as of July 31, 2026, was between $12.30 and $12.40.

Eagle Point Income Company Inc. (the “Company”) intends to convert from a Delaware corporation to a Delaware Statutory Trust (the “Conversion”), effective August 24, 2026 (the “Effective Date”). In connection with the Conversion, the Company will change its name to Eagle Point Income Company.

The Conversion was approved by the Company’s stockholders at a special meeting held on May 20, 2026, and has been approved by the Company’s Board of Directors in accordance with applicable Delaware law.

In connection with the Conversion, on the Effective Date, each outstanding share of common stock will become one common share of beneficial interest of the Company, and each outstanding share of preferred stock will become one preferred share of beneficial interest of the Company, reflecting the same terms and designations as the respective series of preferred stock from which it converts.

The Company’s (i) common shares of beneficial interest will continue to be listed on the New York Stock Exchange under the ticker symbol EIC and (ii) 5.00% Series A Term Preferred Shares due 2026 will continue to be listed on the New York Stock Exchange under the ticker symbol EICA, in each case, without interruption. Stockholders are not required to take any action in connection with the Conversion or name change.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Eagle Point Income Company Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Point Income Company Inc.

Date: August 12, 2026	By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer and Chief Operating Officer